  Exhibit 10.2
EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made effective as of March 30, 2018 (the “Execution Date”) by and among MetaStat, Inc., a Nevada corporation (the “Company”) and [___________] (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor entered into a securities purchase agreement dated as of December 31, 2014, as amended on March 27, 2015 (the “Series B Purchase Agreement”), pursuant to which the Company issued and sold to the Payee: (i) shares of Series B Convertible Preferred Stock (the “Series B Preferred”) with a stated value of $5,500 per share, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) five-year warrants to purchase 91,000 shares of Common Stock at $10.50 per share (the “Series A Warrants”) for an aggregate purchase price of $1,001,000.00;

WHEREAS, the Company and the Investor entered into that certain Exchange Agreement dated January 17, 2017 (the “Exchange Agreement”), pursuant to which the Company issued to the Investor a 10% convertible promissory note (the “Promissory Note”), in the aggregate principal amount of $1,000,000.00, which is convertible into shares of Common Stock at $2.00 per share, and having a maturity date of September 30, 2017, in accordance with the terms of the Exchange Agreement;

WHEREAS, Investor is currently the beneficial owner of 226.2941 shares of Series B Preferred plus accrued and unpaid dividends through March 30, 2018 in the amount of $50,116.00 for an aggregate stated value of $1,294,900.00 (the “Stated Value”);

WHEREAS, Investor is currently the beneficial owner of the Promissory Note in the principal amount of $1,000,000.00 plus accrued and unpaid interest through March 30, 2018 of $134,027.00 (the “Principal Balance”);

WHEREAS, the Company is currently conducting a private placement (the “Private Placement”) pursuant to a note purchase agreement dated on or about March 30, 2018 (the “Note Purchase Agreement”) in the form attached hereto as Exhibit A, which consists of (i) senior non-convertible promissory bridge notes (the “Senior Notes”), in the form attached hereto as Exhibit B, (ii) junior non-convertible promissory bridge notes (the “Junior Notes,” and together with the Senior Notes, the “Notes”), in the form attached hereto as Exhibit C, and (iii) five-year warrants with an exercise price of $2.00 per share (the “Note Warrants”) to purchase 10,000 shares of Common Stock for every $100,000 principal amount of Notes, in the form attached hereto as Exhibit D. The shares of Common Stock the Warrants are exercisable into shall be referred to as the “Warrant Shares”;

WHEREAS, concurrently, but in no event later than two (2) business days following the Closing (as defined below), the Company shall repay to the Investor $300,000.00 (the “Cash Payment”) of the Principal Balance, leaving $834,027.00 principal amount of the Promissory Note remaining (the “Note Exchange Balance”) for the Exchange (as defined below).

WHEREAS, the Company desires, and the Investor agrees, that the Investor exchange (the “Exchange”) the Promissory Note, the Series B Preferred, and the Series A Warrants for the following securities to be issued in the Private Placement: (i) a Senior Note in the aggregate principal amount equal to $834,027.00 (the Note Exchange Balance), (ii) a Junior Note in the aggregate principal amount equal to $1,294,900.00 (the Stated Value), and (iii) Warrants to purchase an aggregate of 212,893 shares of Common Stock (the “Note Warrants”), upon the terms and conditions set forth herein and shall be deemed a purchaser under the Note Purchase Agreement;

WHEREAS, each of the Notes, the Note Warrants, and the Warrant Shares is intended to qualify as an exempted security under Section 3(a)(9) or Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I

THE EXCHANGE

1.1           Closing. Subject to the terms and conditions set forth in this Agreement, the Company and the Investor shall exchange (i) the Promissory Note in consideration for the issuances of a Senior Note in the aggregate principal amount equal to $834,027.00 (the Note Exchange Balance) and 83,403 Note Warrants, and (ii) the Series B Preferred and the Series A Warrant in consideration for the issuances of a Junior Note in the aggregate principal amount equal to $1,294,900.00 (the Stated Value), and 129,490 Note Warrants. The closing of the Exchange and issuance of the Notes and Note Warrants (the “Closing”) shall take place at the offices of the Company, 27 Drydock Ave., 2nd Floor, Boston, MA 02210 on the date hereof or such other date as the parties shall agree (the “Closing Date”).

1.2           Exchange.

(a) Investor Obligations. At the Closing, the Investor shall deliver or promptly cause to be delivered to the Company (i) the original Promissory Note, (ii) the certificates representing the Series B Preferred, or an indemnification undertaking with respect to such certificates in the event of the loss, theft or destruction of such certificates (iii) an executed copy of this Agreement, and (iv) an executed copy of the Note Purchase Agreement and any other related Private Placement documents.

(b) Company Obligations. At the Closing, the Company shall deliver or promptly cause to be delivered to the Investor (i) the Notes, (ii) the Note Warrants, (iii) an executed copy of this Agreement, and (iv) an executed copy of the Note Purchase Agreement and any other related Private Placement documents. Promptly, but in no event later than two (2) business days following the Closing, the Company shall pay the Cash Payment of $300,000.00 to the Investor, according to written wire instructions provided by the Investor to the Company attached hereto on Exhibit E, or otherwise agreed to by the parties.

(c)            Promissory Note, Series B Preferred and Series A Warrant. Effective as of the Closing Date, the Promissory Note, the Series B Preferred and the Series A Warrant shall be deemed automatically canceled and of no further force or effect and shall thereafter represent only the right to receive the Notes and Note Warrants (sometimes collectively referred to herein as the “New Securities”), and the Cash Payment .

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1           Investor Representations and Warranties. The Investor hereby represents and warrants to the Company as follows on the Execution Date and the Closing Date:

(a)           Organization; Authority. The Investor, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms.

(b)            Ownership of the Promissory Note, Series B Preferred and Series A Warrant. The Investor is the sole owner of the Promissory Note, the Series B Preferred, and the Series A Warrant free and clear of any and all liens, claims and encumbrances of any kind.

(c) Investment Intent. The Investor is acquiring the New Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such New Securities or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Investor does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the New Securities.

(d) Investor Status. At the time the Investor was offered the New Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Investor is not a broker-dealer.

(e) General Solicitation. The Investor is not acquiring the New Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the New Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Reliance. The Investor understands and acknowledges that (i) the New Securities are being offered and sold to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Investor hereby consents to such reliance.

(g) Brokers and Finders. The Investor has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

2.2           Company Representations and Warranties. The Company hereby makes the following representations and warranties to each Investor on the Execution Date and on the Closing Date:

(a) Organization and Qualification. The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of the business it conducts makes such qualification necessary, except where the failure to do so would not have a material adverse effect on the Company.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to issue the Notes, the Note Warrants and Warrant Shares, upon exercise of the Note Warrants in accordance with the terms of the Note Warrants and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and any other agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors, and no further consent or authorization of the Company, its Board of Directors (including any committee thereof) or any class of the Company’s stockholders is required. This Agreement, the Notes, and the Note Warrants have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company, in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Issuance of the New Securities. The Notes and the Note Warrants, when issued at the Closing, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all taxes, liens, options or other encumbrances of any nature (except for those imposed under applicable securities laws).

(d) No Conflicts. The execution, delivery and performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Warrant Shares will not, (i) result in a violation of the certificate of incorporation of the Company (the “Certificate of Incorporation”) or the bylaws of the Company (the “Bylaws”) or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents. The Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party except for such violations, defaults or events that have had a material adverse effect.

(e) Absence of Certain Changes. Since February 28, 2017, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company, except as disclosed in the reports, schedules, forms, statements and other documents (including all financial statements and schedules thereto and all exhibits included therein and documents incorporated by reference therein) required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, filed before the date hereof. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company.

(f) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

ARTICLE III

OTHER COVENANTS

3.1           Securities Laws. The Investor acknowledges that the Notes, Note Warrants and Warrant Shares have not been registered under the Securities Act and may only be disposed of pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act.

3.2           Restrictive Legend. The Investor agrees to the imprinting of the following legend, or in similar form, on the Notes, Note Warrants and Warrant Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

3.3            Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of Warrant Shares.

ARTICLE IV

MISCELLANEOUS

4.1           Fees and Expenses. Except as set forth in this Section 4.1, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the New Securities.

4.2           Entire Agreement; Amendments. This Agreement together with the exhibits and schedules hereto, dated as of the Execution Date, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section prior to 6:00 p.m. (New York City time) on a business day, against electronic confirmation thereof, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Agreement later than 6:00 p.m. (New York City time) on any date, against electronic confirmation thereof, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:
MetaStat, Inc.
27 Drydock Ave., 2nd Floor
Boston, MA 02210
Facsimile No.: (646) 304-7086
Email: dschniederman@metastat.com
Attn: Daniel Schneiderman

With copies to (which shall                       Loeb & Loeb LLP
               not constitute notice):                               345 Park Ave.
New York, NY 10154
Facsimile No.: (212) 898-1184
Email: dlevine@loeb.com
Attn: David Levine

If to the Investor:
[___________]
[___________]
[___________]
Attention: [___________]
Tel. No.: [___________]
Fax No.: [___________]
Email: [___________]

or such other address as may be designated in writing hereafter, in the same manner, by such person or entity.

4.4           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and by the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.5           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

4.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

4.8           Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Investor irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

4.9           Survival. The representations and warranties contained herein shall survive until the expiration of the first anniversary following the Closing. The agreements and covenants contained herein shall survive the Closing and the delivery of the New Securities until the expiration of the applicable statute of limitations (if any) therefor.

4.10           Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a scanned copy via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or scanned signature page were an original thereof.

4.11           Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.12           Further Assurances. The parties hereto agree that each shall execute and deliver any and all further agreements, instruments, certificates and other documents, and shall take any and all action, as any of the parties hereto may reasonably deem necessary or desirable in order to carry out the intent of the parties to this Agreement.

4.13           Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions relating to the obligations to close the transactions contemplated by this Agreement prior to the Closing, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

METASTAT, INC.

By:    ___________________________
Name:
Title:

INVESTOR:

By:   ______________________________
Name:
Title:

[Signature Page to Exchange Agreement]

Exhibit A

[Form of Note Purchase Agreement]

Exhibit B

[Form of Senior Note]

Exhibit C

[Form of Junior Note]

Exhibit D

 [Form of Note Warrant]

Exhibit E

[Wire Instructions]